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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 29, 1999



                          CONAM REALTY INVESTORS 2 L.P.
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             (Exact name of registrant as specified in its charter)




        California                     0-11085                  13-3100545
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       (State or other               (Commission              (IRS Employer
        jurisdiction                 File Number)           Identification No.)
      of incorporation)




     1764 San Diego Avenue, San Diego, California               92110
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        (Address of principal executive office)               (Zip Code)


Registrant's telephone number, including area code:  (619) 297-6771




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         (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On January 29, 1999, ConAm Realty Investors 2 L.P. (the "Partnership") completed the sale (the "Sale") of its four remaining properties, Creekside Oaks Apartments, a 120-unit apartment community located in Jacksonville, Florida, Ponte Vedra Beach Village I Apartments, a 122-unit apartment complex located in Ponte Vedra Beach, Florida, Rancho Antigua, a 220-unit apartment community located in Scottsdale, Arizona, and Village at Foothills I Apartments, a 60-unit apartment community located in Tucson, Arizona (the "Properties"), to DOC Investors, L.L.C., a Delaware limited liability company (the "Purchaser"). The members of the Purchaser are two pension funds which own an aggregate 91% interest in the Purchaser, advised by Lend Lease Real Estate Investments, Inc. ("Lend Lease"), which is unaffiliated with ConAm Property Services II, Ltd., the general partner of the Partnership (the "General Partner"), and ConAm DOC Affiliates LLC, an affiliate of the General Partner ("ConAm DOC"), which owns a 9% interest in the Purchaser. As described in the Consent Solicitation Statement defined below, ConAm DOC has the potential to receive up to an additional 18% of the profits of the Purchaser after certain priority returns are paid to the members of the Purchaser. The Purchaser has retained ConAm Management Corporation, an affiliate of the General Partner, to act as the initial property manager for the Properties. As required by the Partnership's Certificate and Agreement of Limited Partnership (the "Partnership Agreement"), the consent of a majority in interest of the Limited Partners to the Sale was obtained pursuant to a Consent Solicitation Statement dated December 16, 1998 (the "Consent Solicitation Statement").

     The sale price of the Properties was $29,300,000 (before selling costs and prorations). The sale price was negotiated between the General Partner, on behalf of the Partnership, and Lend Lease on behalf of the Purchaser. The Partnership received approximately $17,217,000 of cash proceeds from the Sale, net of closing costs of approximately $93,000 and repayment of indebtedness of approximately $11,990,000. All net cash proceeds from the Sale, less any amount the General Partner determines to set aside as a reserve for contingencies, will be distributed to the Limited Partners.

     The Purchaser purchased the Properties on an "As Is" basis with only limited representations and warranties by the Partnership as to the condition of the Properties or their fitness for any purpose. Any representations made by the Partnership will survive for only a period of six months following the closing date. Although it is not expected, the Partnership could ultimately have some liability to the Purchaser under such representations and warranties.


ITEM 5.  OTHER EVENTS.

     By amendment dated January 18, 1999 (the "Amendment"), Section 12 of the Partnership's Partnership Agreement was amended to permit proposed sales of Partnership properties to "affiliates" of the General Partner, if such proposed sales are

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approved by the Limited Partners. As required by the Partnership Agreement, the consent of a majority in interest of the Limited Partners to the Amendment was obtained pursuant to the Consent Solicitation Statement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements.  Not applicable.

(b)  Pro Forma Financial Information - Narrative.

     As a result of the Sale of the Properties by the Partnership, beyond the date of sale there will be no further rental income, property operating expenses, interest expense, or depreciation and amortization expenses in the consolidated financial statements of the Partnership. For the Partnership's fiscal year ended December 31, 1997 (the last fiscal year for which information is available at the date of this Report) such amounts were $4,327,499, $2,329,300, $904,630, and $1,017,912, respectively. Rental income, property operating expenses, interest expense, and depreciation and amortization expenses were $3,333,733, $1,682,747, $667,227, and $760,045, respectively, for the nine months ended September 30, 1998 in the consolidated financial statements of the Partnership. Also as a result of the Sale of the Properties, there are no further assets and liabilities related to the Properties in the Partnership's consolidated financial statements, which at September 30, 1998 consisted of investments in real estate, less accumulated depreciation, of $16,023,754; restricted cash of $521,854; other assets, net of accumulated amortization, of $247,615; mortgages payable of $11,382,614; and security deposits of $92,286. Following the Sale, the Partnership's only asset will be cash and cash equivalents; its only liabilities will be distribution payable and accounts payable and accrued expenses; its only income will be interest income; and its only expenses will be general and administrative expenses of winding up and liquidating the Partnership.

(c)  Exhibits.

 4.1   Amendment, dated January 18, 1999 to Partnership Agreement.
10.1 Agreement for Purchase and Sale and Joint Escrow Instructions between Creekside Oaks Joint Venture and DOC Investors, L.L.C. dated January 26, 1999 with respect to Creekside Oaks.
10.2 Agreement for Purchase and Sale and Joint Escrow Instructions between Ponte Vedra Beach Village Joint Venture and DOC Investors, L.L.C. dated January 26, 1999 with respect to Ponte Vedra Beach Village I Apartments.
10.3 Agreement for Purchase and Sale and Joint Escrow Instructions between Rancho Antigua Joint Venture and DOC Investors, L.L.C. dated January 26, 1999 with respect to Rancho Antigua.
10.4 Agreement for Purchase and Sale and Joint Escrow Instructions between Village at the Foothills (Phase I) Joint Venture Limited Partnership and DOC Investors, L.L.C. dated January 26, 1999 with respect to Village at Foothills I Apartments.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CONAM PROPERTY SERVICES II, LTD.,
                              General Partner of ConAm Realty Investors 2 L.P.

                              By: Continental American Development, Inc.,
                                    General Partner

Date:  February 12, 1999            By: /s/Daniel J. Epstein
                                        --------------------
                                    Daniel J. Epstein
                                    Director, President, and Principal Executive
                                    Officer

Date:  February 12, 1999            By: /s/Robert J. Svatos
                                        -------------------
                                    Robert J. Svatos
                                    Chief Financial Officer